Filed under Rule 497(e) and Rule 497(k)

Registration No. 002-83631

VALIC Company I

Growth Fund

Supplement dated December 8, 2025, to the Summary Prospectus and the Prospectus

of the Fund, each dated October 1, 2025, as supplemented to date

Effective immediately the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Growth Fund Summary Prospectus entitled “Investment Adviser-Portfolio Managers-Active Strategy” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Reid Menge Managing Director and Portfolio Manager	November 2025

Sally Du, CFA Director and Portfolio Manager	November 2025

Seventh and eighth paragraph of the Prospectus, related to the Growth Fund, in the section entitled “Management-Investment Subadvisers- BlackRock Investment Management, LLC (“BlackRock”) are deleted in its entirety and replaced with the following:

A portion of the assets of the Growth Fund is managed by Reid Menge, Sally Du, CFA, Jennifer Hsui, CFA, Peter Sietsema, CFA, Matt Waldron, CFA, and Steven White.

Mr. Menge, co-portfolio manager on BlackRock’s Technology team, brings deep expertise in technology and innovation—areas that now represent nearly three-quarters of the Russell 1000 Growth Index—and a proven record of driving performance. Mr. Menge is also a co-Portfolio Manager on BlackRock’s Technology strategies. Ms. Du, CFA is co-portfolio manager, who leads the Quantitative Alpha Research Group (QARG) within BlackRock’s U.S. Equity platform and is a co-portfolio manager on the U.S. Core Equity strategies. Ms. Du embed discipline into the team’s stock selection and portfolio construction process, working in close partnership with BlackRock Systematic (BSYS) as a strategic advisor on portfolio design and risk management.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.